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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1

Semi-Annual Report
(unaudited)

June 30, 2007

Madison Strategic Sector
Premium Fund (MSP)

Active Equity Management combined with a
Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MSP/Madison Strategic Sector Premium Fund

Table of Contents

Table of Contents

Portfolio Manager Review	1
Portfolio of Investments	3
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Dividend Reinvestment Plan	15

MSP/Madison Strategic Sector Premium Fund

Portfolio Manager Review

Overview

We are pleased to address the progress of Madison Strategic Sector Premium Fund (MSP) for the six month period ending June 30, 2007. The Fund performance, as reflected by its Net Asset Value (NAV) was up 4.22% for the period compared to a 3.76% return over the same period for its benchmark, the CBOE Buywrite Monthly Index (BXM). The fund began the period trading at a slight premium over NAV and ended the period at a small discount, producing a six-month total return of 1.79% based on the trading price.

Introduced on April 1, 2006, the Fund continues to pursue its investment objectives by investing in high-quality, large-capitalization common stocks that are, in our view, selling at a reasonable price with respect to their long-term earnings growth rates. Our option-writing strategy has provided a steady income return from option premiums which help achieve our goal of providing enhanced risk-adjusted returns with a secondary objective of long-term capital appreciation.

Review of Period

The overall market, as measured by the S&P 500, moved steadily upward as the year began, headed into negative territory in March, and then proceeded to advance fairly steadily, hitting all-time highs in early June. The widely-followed Dow Jones Industrial Average also hit new highs. But underneath the strength of the major indices were a variety of results that were highly dependent upon industry sectors and company size.

Through June 30th, most of the market's gains were concentrated in three volatile and historically cyclical sectors: Energy, Materials and Telecommunications. Over this same period, the Financial Sector was negative while the Consumer Sectors were in low single digits.

Size was also a factor as mid-cap indices were once again top performers, while small-cap indices generally outperformed large-caps. Perhaps even more telling was the results of mega-caps, the largest companies in the U.S. The average return of the ten largest firms in the S&P 500 was 3.6%, well behind the overall Index.

Another market metric that is useful in understanding the various returns investors received is to look at the market in terms of quality. Standard & Poor's provides quality ratings of companies based upon quantifiable business statistics, with the steadiest and more predictable earners receiving an "A+," while the lower quality companies receive
"C and D" ratings. Over this six month period, A+ stocks returned 1.1%, while C&D stocks returned 9.5% and B- stocks were up 14.3%.

These quality and size-related returns reflect the nature of a market which is rife with mergers, acquisitions and private equity buyouts. In general, it is smaller, lower-quality firms which are the beneficiaries of this activity, while the largest companies are either unaffected or are the acquiring party.

The general economic conditions of the period closely correlate to the market characteristics cited. The Federal Reserve held interest rates steady throughout the period at a level that continued to support the liquidity needed to fuel acquisitions and buy-outs. Energy prices remained high, supporting the market-leading performance of the Energy Sector stocks, while defaults in low-quality mortgages, widely reported as the sub-prime loan crisis, put a cloud over the entire Financial Sector, whether or not the company was directly exposed to sub-prime loans. The rising cost of energy and the softness in the housing market were considered negatives for consumer stocks in general, while health care stocks were under the cloud of headline news regarding legislative and reform initiatives.

Performance

We are pleased to report that MSP had solid results over this period. We continued to find ample opportunities to write calls at attractive premiums. For the first half of 2007, the management of the fund produced a NAV return of 4.22%.

Semi-annual Report/June 30, 2007/1

MSP/Madison Strategic Sector Premium Fund/Portfolio Manager Review/Concluded

As of June 30, 2007, the Fund held 43 common stocks. Covered call options were written against 76% of the portfolio on June 30, 2007. During the first half, the Fund's manager wrote option premiums of $8.3 million. It is the strategy of the Fund to write "out-of-the-money" options, and on June 30, 39 of the 68 active call options were still "out-of-the money." Finally, we had one active "out-of-the-money" put option.

Outlook

As we move into the second half of 2007, our outlook for the economy and stock market remains generally positive, recognizing that we are in the fifth year of the second longest bull market in history. After a weak first quarter, economic growth in the second quarter was strong at about 3% real growth. Although the housing industry continues to be weak, it is offset by low unemployment and a robust global economy. For the rest of 2007, profits from foreign operations of domestic companies, likely supported by a weaker dollar, should continue to grow in the mid-to-high teens. This growth, blended with the slower 4-6% growth of domestic operations and a continuation of stock buyback programs, should fuel a healthy increase in corporate profits, even if at a slower rate than the robust growth of the past few years.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2007 FOR MADISON STRATEGIC SECTOR PREMIUM FUND

% of net assets
UnitedHealth Group	3.55%
Capital One Financial Corp.	3.37%
Countrywide Financial Corp.	3.12%
Amgen Inc.	3.10%
Citigroup Inc	3.08%
Home Depot Inc	3.04%
Best Buy Co. Inc.	3.00%
Lowe's Cos Inc.	2.90%
Merrill Lynch & Co., Inc.	2.87%
Biogen Idec Inc.	2.66%

2/Semi-annual Report/June 30, 2007

MSP/Madison Strategic Sector Premium Fund

Portfolio of Investments  -  June 30, 2007  -  unaudited

Number of Shares		Value
	Common Stocks - 88.7%
	Consumer Services - 6.9%
75,000	eBay Inc.*	$2,413,500
5,000	Google, Inc.-Class A	2,616,900
103,000	Intuit Inc.	3,098,240
	Consumer Discretionary - 17.1%
53,333	Aeropostale Inc.*	2,222,919
79,200	American Eagle Outfitters, Inc.	2,032,272
78,000	Bed Bath & Beyond Inc.*	2,807,220
75,000	Best Buy Co., Inc.	3,500,250
90,000	Home Depot Inc.	3,541,500
110,000	Lowe's Cos, Inc.	3,375,900
40,000	Target Corp.	2,544,000
	Energy - 5.4%
17,000	Apache Corp.	1,387,030
25,000	Transocean Inc.	2,649,500
36,500	Unit Corp.*	2,296,215
	Financials - 14.6%
50,000	Capital One Financial Corp.	3,922,000
70,000	Citigroup, Inc.	3,590,300
100,000	Countrywide Financial Corp.	3,635,000
40,000	Merrill Lynch & Co., Inc.	3,343,200
30,800	Morgan Stanley	2,583,504
	Health Care - 20.7%
65,400	Amgen, Inc.*	3,615,966
58,000	Biogen Idec Inc.*	3,103,000
61,500	Boston Scientific Corp.*	943,410
20,000	Genentech Inc.*	1,513,200
37,000	Genzyme Corp.*	2,382,800
100,000	Health Management Associates, Inc.	1,136,000
35,000	Medtronic Inc.	1,815,100
23,000	Patterson Cos, Inc.	857,210
89,800	Pfizer Inc.	2,296,186
80,800	UnitedHealth Group	4,132,112
57,000	Varian Medical Systems	2,423,070
	Insurance - 2.1%
42,300	MGIC Investment Corp.	2,405,178

	Software - 4.1%
120,000	Symantec Corp.*	2,424,000
70,000	Trans Systems Architects Inc.*	2,356,200
	Technology - 17.8%
77,000	Altera Corp.	1,704,010
50,200	Applied Materials, Inc.	997,475
100,000	Cisco Systems, Inc.*	2,785,000
80,400	Dell Inc.*	2,295,420
190,500	Flextronics International Ltd.*	2,057,400
60,000	Intel Corp.	1,425,600
71,000	Linear Technology Corp.	2,568,780
96,000	Qlogic Corp.*	1,598,400
55,000	Qualcomm Inc.	2,386,450
40,000	Xilinx Inc.	1,937,000
50,000	Zebra Technologies Corp.-Class A*	1,070,800
	Total Long-Term Investments
	(Cost $103,916,379)	103,789,217
	Short-Term Investments - 18.1%
	United States Treasury Note Issued 7/31/05 at 3.875%, due 7/31/07. Proceeds at maturity are $3,000,000 ($2,997,232).	2,997,232
	Repurchase Agreement Morgan Stanley issued 6/29/07 at 4.1%, due 7/2/07, collateralized by $18,563,298 in United States Treasury Notes due 9/30/11. Proceeds at maturity are $18,203,217 (Cost $18,197,000).	18,197,000
	Total Investments - 106.8%
	(Cost $125,110,611)	124,983,449
	Liabilities less cash and other assets: (0.1%)	(46,849)
	Total Call Options Written - (6.6%)	(7,794,779)
	Total Put Options Written - (0.1%)	(76,800)
	Net Assets - 100%	$117,065,021

*Non-income producing.

See notes to financial statements.

Semi-annual Report/June 30, 2007/3

MSP/Madison Strategic Sector Premium Fund/Portfolio of Investments/continued

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
533	Aeropostale Inc.	July 2007	$35.00	$(357,110)
270	Altera Corp.	January 2008	20.00	(94,500)
500	Altera Corp.	September 2007	22.50	(58,750)
792	American Eagle Outfitters, Inc.	January 2008	30.00	(77,220)
445	Amgen, Inc.	October 2007	57.50	(114,588)
209	Amgen, Inc.	January 2008	65.00	(29,260)
170	Apache Corp.	January 2008	70.00	(257,550)
502	Applied Materials, Inc.	January 2008	20.00	(90,360)
480	Bed Bath & Beyond, Inc.	November 2007	40.00	(42,000)
300	Bed Bath & Beyond, Inc.	August 2007	42.50	(1,500)
265	Best Buy Co., Inc.*	January 2008	53.38	(58,631)
580	Biogen Idec Inc.	January 2008	50.00	(417,600)
200	Boston Scientific Corp.	August 2007	15.00	(21,000)
215	Boston Scientific Corp.	August 2007	20.00	(1,613)
200	Boston Scientific Corp.	November 2007	17.50	(13,500)
250	Capital One Financial Corp.	September 2007	70.00	(251,250)
250	Capital One Financial Corp.	December 2007	75.00	(210,000)
500	Cisco Systems, Inc.	January 2008	27.50	(140,000)
400	Cisco Systems, Inc.	July 2007	27.50	(30,000)
100	Cisco Systems, Inc.	October 2007	27.50	(19,500)
500	Countrywide Financial Corp.	July 2007	42.50	(3,750)
200	Countrywide Financial Corp.	October 2007	40.00	(32,000)
300	Countrywide Financial Corp.	January 2008	37.50	(105,000)
200	Dell Inc.	November 2007	25.00	(91,000)
200	Dell Inc.	August 2007	27.50	(35,500)
404	Dell Inc.	November 2007	27.50	(110,090)
300	eBay Inc.	January 2008	32.50	(100,500)
450	eBay Inc.	January 2008	35.00	(101,250)
905	Flextronics International Ltd.	January 2008	12.50	(47,964)
170	Genzyme Corp.	January 2008	65.00	(98,600)
200	Genzyme Corp.	January 2008	70.00	(70,000)
26	Genzyme Corp.	December 2007	80.00	(9,360)
50	Google, Inc.-Class A	September 2007	450.00	(408,750)
1,000	Health Management Associates, Inc.	August 2007	10.00	(147,500)
300	Home Depot, Inc.	August 2007	42.50	(8,250)
600	Home Depot, Inc.	February 2008	40.00	(175,500)
300	Intel Corp.	July 2007	20.00	(113,250)
300	Intel Corp.	July 2007	22.50	(45,750)
1,030	Intuit Inc.	January 2008	32.50	(172,525)
710	Linear Technology Corp.	January 2008	35.00	(284,000)

See notes to financial statements.

4/Semi-annual Report/June 30, 2007

MSP/Madison Strategic Sector Premium Fund/Portfolio of Investments/concluded

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
1,000	Lowe's Cos, Inc.	January 2008	$32.50	$(180,000)
100	Lowe's Cos, Inc.	July 2007	32.50	(1,250)
350	Medtronic Inc.	August 2007	55.00	(19,250)
200	Merrill Lynch & Co, Inc.	July 2007	85.00	(40,000)
200	Merrill Lynch & Co, Inc.	January 2008	90.00	(94,000)
400	MGIC Investment Corp.	January 2008	65.00	(101,000)
228	Morgan Stanley	October 2007	75.00	(256,500)
80	Morgan Stanley	January 2008	90.00	(35,600)
230	Patterson Cos, Inc.	October 2007	35.00	(87,400)
698	Pfizer Inc.	December 2007	27.50	(43,625)
200	Qlogic Corp.	January 2008	20.00	(11,000)
300	Qlogic Corp.	July 2007	20.00	(1,500)
300	Qualcomm Inc.	January 2008	40.00	(198,000)
250	Qualcomm Inc.	July 2007	42.50	(41,250)
300	Symantec Corp.	October 2007	17.50	(99,000)
900	Symantec Corp.	January 2008	20.00	(189,000)
400	Target Corp.	January 2008	65.00	(200,000)
30	Trans Systems Architects Inc.	August 2007	30.00	(12,900)
329	Trans Systems Architects Inc.	November 2007	30.00	(177,660)
161	Trans Systems Architects Inc.	August 2007	35.00	(19,723)
40	Trans Systems Architects Inc.	November 2007	35.00	(9,800)
250	Transocean, Inc.	August 2007	80.00	(661,250)
365	Unit Corp.	September 2007	50.00	(498,225)
300	United Health Group Inc.	September 2007	55.00	(32,250)
270	United Health Group Inc.	January 2008	55.00	(81,675)
270	Varian Medical Systems Inc.	November 2007	45.00	(56,700)
400	Xilinx Inc.	January 2008	25.00	(146,000)
500	Zebra Technologies Corp. - CL A	August 2007	40.00	(53,750)
	Total Call Options Written (Premiums Received $7,342,441)			$(7,794,779)
	Put Options Written (Premiums Received $75,805)
480	American Eagle Outfitters, Inc.	November 2007	$25.00	$(76,800)
	Total Options Written (Premiums Received $7,418,246)			$(7,871,579)

See notes to financial statements.

Semi-annual Report/June 30, 2007/5

MSP/Madison Strategic Sector Premium Fund

Statement of Assets and Liabilities  -  June 30, 2007  -  unaudited

ASSETS
Investments, at value (Note 2)
Short-term investments	$21,194,232
Investment securities	103,789,217
Total investments (cost $125,110,611)	124,983,449
Cash	152
Investment securities sold	113,702
Dividends and interest	60,556
Total assets	125,157,859

LIABILITIES
Options written, at value (premiums received of $7,418,246)	7,871,579
Investment securities purchased	130,864
Fund income distribution payable	78,527
Independent trustee fees	4,500
Auditor fees	7,368
Total liabilities	8,092,838

NET ASSETS	$117,065,021
Net assets consists of:
Paid in capital	110,738,120
Undistributed net investment income	1,404,923
Accumulated net realized gain on investments and options transactions	5,502,473
Net unrealized depreciation on investments and options transactions	(580,495)
Net Assets	$117,065,021

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, $.01 par value per share (Note 7)	5,798,291

NET ASSET VALUE PER SHARE	$20.19

See notes to financial statements.

6/Semi-annual Report/June 30, 2007

MSP/Madison Strategic Sector Premium Fund

Statement of Operations  -  For the six-months ended June 30, 2007  -  unaudited

INVESTMENT INCOME (Note 2)
Interest income	$626,670
Dividend income	1,347,134
Other income	3,465
Total investment income	1,977,269

EXPENSES (Note 3)
Investment advisory	467,221
Administration	14,600
Fund accounting	14,061
Independent trustee fees	9,000
Auditor fees	7,368
Other	60,096
Total expenses	572,346

NET INVESTMENT INCOME	1,404,923

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	6,752,744
Options	2,658,813
Net unrealized appreciation (depreciation) on:
Investments	(8,678,724)
Options	2,683,447

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	3,416,280

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,821,203

See notes to financial statements.

Semi-annual Report/June 30, 2007/7

MSP/Madison Strategic Sector Premium Fund

Statement of Changes in Net Assets

	(unaudited) Six-Months Ended June 30, 2007	Year Ended December 31, 2006
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$1,404,923	$366,638
Net realized gain on investments and options transactions	9,411,557	9,559,760
Net unrealized appreciation (depreciation) on investments and options transactions	(5,995,277)	2,468,741
Total increase in net assets resulting from operations	4,821,203	12,395,139

DISTRIBUTION TO SHAREHOLDERS
From net investment income	--	(366,638)
From net capital gains	(5,179,461)	(9,838,624)
Total distributions	(5,179,461)	(10,205,262)

CAPITAL SHARE TRANSACTIONS
Reinvestment of dividends	1,200,283	2,526,145

TOTAL INCREASE IN NET ASSETS	842,025	4,716,022

NET ASSETS
Beginning of period	$116,222,996	$111,506,974
End of period	$117,065,021	$116,222,996

See notes to financial statements.

8/Semi-annual Report/June 30, 2007

MSP/Madison Strategic Sector Premium Fund

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30, 2007	Year Ended December 31, 2006
Net Asset Value, Beginning of Period	$20.25	$19.87
Investment Operations
Net Investment Income	0.24	0.06
Net realized and unrealized gain on investments and options transactions	0.60	2.12
Total from investment operations	0.84	2.18
Less distributions from:
Net investment income	--	(0.06)
Capital gains	(0.90)	(1.74)
Total distributions	(0.90)	(1.80)
Net Asset Value, End of Period	$20.19	$20.25
Market Value, End of Period	$20.06	$20.60
Total Investment Return
Net asset value (%)	4.22	11.61
Market value (%)	1.79	11.30
Ratios and Supplemental Data
Net assets, end of period (thousands)	$117,065	$116,223
Ratio of expenses to average net assets (%)	0.97[1]	0.98
Ratio of net investment Income to average net assets (%)	2.39[1]	0.33
Portfolio turnover (%)	55	64

1Annualized

See notes to financial statements.

Semi-annual Report/June 30, 2007/9

MSP/Madison Strategic Sector Premium Fund

Notes to Financial Statements  -  June 30, 2007

Note 1 – Organization.

Madison Strategic Sector Premium Fund (the "Fund") was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005. The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of the Fund's Investment Advisor, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies.

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair value. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

(d) Repurchase Agreement

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

Note 3 –Investment Advisory Agreement and Other Transactions with Affiliates.

Pursuant to an Investment Advisory Agreement between the Fund and Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), the Advisor, under the supervision of the Fund's Board of Trustees, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Fund will pay the Advisor a fee, payable monthly, in an amount equal to 0.80% of the Fund's average daily net assets.

Under a separate Services Agreement, effective April 26, 2005, the Advisor provides fund administration services, fund accounting services, and arranges to have all other necessary operational and support services, for a fee, to the Fund. Such services include Transfer Agent, Custodian, Legal, and other operational expenses. These fees are accrued daily and shall not exceed 0.18% of the Fund's average daily net assets. The Advisor assumes responsibility for payment of all expenses greater than 0.18% of average net assets for the first five years of the Fund's operations.

10/Semi-annual Report/June 30, 2007

MSP/Madison Strategic Sector Premium Fund/Notes to Financial Statements/continued

Note 4 – Federal Income Taxes.

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments, excluding option contracts, as of June 30, 2007 is as follows (unaudited):

Aggregate Cost	$125,110,611
Gross unrealized appreciation	5,479,543
Gross unrealized depreciation	(5,606,705)
Net unrealized depreciation	$ (127,162)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the periods ended December 31, 2006 and 2005, the tax character of distributions paid to shareholders was $9,355,192 of ordinary income and $850,070 of long-term capital gains for 2006 and $4,995,990 of ordinary income for 2005, respectively. The Fund designates 7.78% of dividends declared from net investment income and short-term capital gains during the year ended December 31, 2006 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of June 30, 1007, the components of distributable earnings on a tax basis were as follows (unaudited):

Undistributed net investment income	$1,404,923
Accumulated net realized gains	5,502,473
Net unrealized depreciation on investments	(580,495)
$6,326,901

Note 5 – Investment Transactions.

During the six-months ended June 30, 2007, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $55,169,173 and $62,792,820, respectively. No U.S. Government securities were purchased or sold during the period.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in option contracts during the six-months ended June  30, 2007 were as follows (unaudited):

	Number of Contracts	Premiums Received
Options outstanding beginning of period	26,981	$6,770,820
Options written	28,798	8,304,147
Options expired	(10,102)	(2,045,922)
Options closed	(3,407)	(926,281)
Options assigned	(17,433)	(4,684,518)
Options outstanding end of period	24,837	$7,418,246

Semi-annual Report/June 30, 2007/11

MSP/Madison Strategic Sector Premium Fund/Notes to Financial Statements/continued

Note 7 – Capital.

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of June 30, 2007.

In connection with the Fund's dividend reinvestment plan, the Fund issued 59,805 shares for a total reinvestment of $1,200,283 for the six-months ended June 30, 2007.

Note 8 – Indemnifications.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 – Leverage.

The Fund has a $25 million revolving credit facility with a bank to permit it to leverage its portfolio under favorable market conditions. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. During the six-months ended June 30, 2007, the Fund did not borrow on its credit facility and, as such, did not engage in leverage.

Note 10 – New Accounting Pronouncements.

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 was effective for the Fund on June 29, 2007. Management has concluded that there was no impact to the Fund's financial statements as a result of implementing FIN 48.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

Results of Shareholder Vote (unaudited). The Annual Meeting of shareholders of the Fund was held on July 31, 2007. At the meeting, shareholders voted on the election of two trustees, James R. Imhoff, Jr. and Katherine L. Frank. The votes cast in favor of election for Mr. Imhoff were 5,564,137 with 58,046 shares withheld. The votes cast in favor of election for Ms. Frank were 5,565,146 with 57,037 shares withheld. The other trustees of the Fund whose terms did not expire in 2007 are Frank Burgess, Philip E. Blake and Lorence Wheeler.

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

In January 2007, the Fund announced it will be making its regular distributions on a quarterly rather than monthly basis.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund's portfolios. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2007 is available to you upon request and free of charge, by writing to Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

12/Semi-annual Report/June 30, 2007

MSP/Madison Strategic Sector Premium Fund/Notes to Financial Statements/continued

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (unaudited).

The Trustees considered a number of factors when the Board most recently approved the advisory contract between us and the Fund in May 2007. Rather than providing you with a list of factors or conclusory statements that explained the Board's decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Fund's Board meeting when it most recently approved the advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in Fund management, the experience of the Advisor and its affiliates as investment manager to another closed-end investment company with a similar investment strategy, as well as a newly created open-end fund with a similar investment strategy. They recognized the wide array of investment professionals employed by the firm. Mr. Burgess discussed the firm's ongoing investment philosophies and strategies intended to provide superior performance consistent with the Fund's investment objectives under various market scenarios. The Trustees also noted their familiarity with the Advisor and its affiliates due to Madison Investment Advisors, Inc.'s history of providing advisory services to the Madison Mosaic organization.

The Board also discussed with the Advisor the quality of services provided to the Fund by its transfer agent and custodian.

With regard to the investment performance of the Fund and the investment advisor, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. In particular, the Board recognized that for 2006, the Fund performed in conformance with its investment objectives and its net asset value performance was superior to many funds in its initial peer group of closed-end funds with covered call writing strategies. The Board recognized that the reason the Fund's stock price underperformed its peer group was primarily because the Fund's stock price had not declined as precipitously as those of the peer group during 2005.

Management personnel discussed with the Board the Advisor's methodology for arriving at the peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other closed-end funds in the Fund's peer group with similar investment objectives. Based on peer group comparisons, the Board recognized that the Fund's costs were low for the quality and extent of services provided.

The Trustees recognized that the Fund's fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Fund (i.e. a single advisory with a cap on administrative expenses until April 26, 2010). As such, the Board focused its attention on the total expense ratios paid by other closed-end funds with similar investment objectives that were established at approximately the same time as the Fund.

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities to the Fund in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. With these considerations in mind, the Board recognized that the Advisor provides vastly more services to the Fund than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreement with the Fund, such compensation generally does not cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Fund's total expense ratio compared to those of other closed-end investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

Semi-annual Report/June 30, 2007/13

MSP/Madison Strategic Sector Premium Fund/Notes to Financial Statements/concluded

In reviewing costs and profits, the Board recognized that the Fund is to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Fund alone. However, although the Fund represents approximately $100 million out of the approximately $8 billion managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Fund is profitable to the Advisor because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, exceeded $10 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand alone fund, it is reasonably profitable to the Advisor as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Advisor, is managed with the attention given to other firm clients and is not treated as "loss leader."

With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that, as a closed-end fund, no such economies of scale were anticipated.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the Fund's advisory fee is fair and reasonable for the Fund and that renewal of the Fund's Advisory and Services Agreements without change are in the best interests of the Fund and its shareholders.

14/Semi-annual Report/June 30, 2007

MSP/Madison Strategic Sector Premium Fund

Dividend Reinvestment Plan  -  June 30, 2007

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, Inc. (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, Inc., 250 Royall St., Canton, MA 02021, Phone Number: (800) 727-0196.

Semi-annual Report/June 30, 2007/15

MSP/Madison Strategic Sector Premium Fund

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16/Semi-annual Report/June 30, 2006

MSP/Madison Strategic Sector Premium Fund

Board of Trustees

Philip E. Blake
Frank Burgess
Katherine L. Frank
James Imhoff, Jr.
Lorence Wheeler

Officers

Katherine L. Frank
President
Frank Burgess
Senior Vice President
Ray DiBernardo
Vice President
Jay Sekelsky
Vice President
W. Richard Mason
Secretary, General Counsel &
Chief Compliance Officer
Greg Hoppe
Chief Financial Officer
& Treasurer

Investment Advisor
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Administrator
Madison Investment Advisors, Inc.
550 Science Drive
Madison, WI 53711
Custodian
US Bank NA
Cincinnati, Ohio
Transfer Agent
Computershare Investor Services, LLC
Chicago, Illinois
Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom, LLP
Chicago, Illinois
Independent Registered
Public Accounting Firm
Grant Thornton LLP
Chicago, Illinois

Privacy Principles of Madison Strategic Sector Premium Fund for Shareholders

The Fund is committeed to maintaining the privacy of shareholders and to safeguarding its non-public information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, alther certainnonpublic personal information of its shareholders may become available to the Fund.  The Fund does not disclose any nonpublic personal informatin about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to nonpublic personal information about the shareholders to Madison Asset Management, LLC and Madison Investment Advisors, Inc. employees with a legitimate business need for the information.  The Fund maintains physical, electronic and procedural safeguards designed to protect the nonbpublic personal information of its shareholders.

Question concerning your shares of Madison Strategic Sector Premium Fund?

  If your shares are held in a Brokerage Account, contact your broker

  If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent:
  Computershare Investor Services, LLC, 2 North LaSalle Street, Chicago, Illinois 60602 1-800-727-0196

This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Madison Investment Advisors, Inc.
550 SCIENCE DRIVE
MADISON, WISCONSIN 53711
1-800-767-0300
www.madisonfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  No purchases were made during the period covered by this report by on or behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the registrant's equity securities this is registered by the registrant pursuant to Section 12 of the Exchange Act.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b)Average Price Paid per Share (or Unit)	(c)Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1 to January 31, 2007)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #2 (February 1 to February 28, 2007)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #3 (March 1 to March 31, 2007)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #4 (April 1 to April 30, 2007)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #5 (May 1 to May 31, 2007)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #6 (June 1 to June 30, 2007)	3,888	20.15	3,888	Unlimited for dividend reinvestment plan (see footnote below)
Total	3,888	20.15	3,888	Unlimited for dividend reinvestment plan (see footnote below)

Note to Item 9:  As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan.  The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.  All shares purchased during the period identified in colums (a) and (c) above were purchased as part of the Dividend Reinvestment Plan.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes to existing policies.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) None.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Secretary

Date: August 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August 10, 2007

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 10, 2007